Bank Loans	6 Months Ended
Apr. 30, 2024
Bank Loans [Abstract]
BANK LOANS

Note 7 — BANK LOANS

Bank loan consisted of the following loans:

	April 30, 2024	October 31, 2023

Loan from DBS Bank (due on May 13, 2025) (1)	$1,037,176	$1,497,755
Revolving credit for keyman insurance (2)	916,923	916,923
Total	1,954,099	2,414,678
Less: current maturity of long-term bank loan	955,904	937,457
Long term of bank loans	$998,195	$1,477,221

(1)	On April 9, 2020, the Group signed a loan agreement with DBS Bank Ltd. to obtain a five-year loan of $3,650,434 (or SGD 5,000,000). The loan bears a fixed interest rate of 3% per annum. The bank loan was secured by Mr. Dong Zhang. The Group is required to pay interest for the first twelve months and repay monthly instalments comprising principal and interest thereafter. As of April 30, 2024 and October 31, 2023, the balance was $1,037,176 and $1,497,755, respectively.

(2)	On February 14, 2020, the Group obtained a revolving credit facility I (RCF I) from DBS Bank Ltd. of $916,923 and used to settle the premium of Insurance Policy. The weighted average effective interest rate is 3.1% for the six months ended April 30, 2024. The revolving credit facility is secured by way of first legal assignment of Insurance Policy of all rights, title, interests and benefits under and arising out of the Insurance Policy including all proceeds payable under the Insurance Policy and all proceeds of any repayment or refund of premium by the Insurer, with notification of the assignment to be served and acknowledged by the Insurer.

Interest expense for the above-mentioned loans amount to $19,952and $33,865 for the six months ended April 30, 2024 and 2023, respectively. The effective interest rate was 2.2% and 3.9% for the six months ended April 30, 2024 and 2023, respectively.

The repayment schedule for the bank loans are as follows:

Twelve months ending April 30,	Repayment
2025	$955,904
2026	81,272
2027	-
2028	-
2029	-
Thereafter	916,923
Total	$1,954,099